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                                                     RULE NO. 424(b)(3)
                                                     REGISTRATION NO. 333-70255


               Prospectus Supplement No. 3 dated March 17, 1999
                    to the Prospectus (the "Prospectus") of
                    United Rentals, Inc. (the "Company"),
                             dated January 7, 1999
               (included in Registration Statement on Form S-3,
                          Registration No. 333-70255)

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        The Prospectus under the caption "Selling Security Holders" indicates that David C. Deaton, IV is a selling security holder with respect to 218,549 shares of Common Stock of the Company (the "Shares"). David C. Deaton has transferred 21,000 Shares to The Roman Catholic Archbishop of Los Angeles, and The Roman Catholic Archbishop of Los Angeles is now a selling security holder for purposes of the Prospectus with respect to 21,000 Shares.